                                                                               .
                                                                               .
                                                                               .

                                  (NOBLE LOGO)



NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - January 18, 2005

                                                                   YEAR
                                                                  BUILT /        WATER
       RIG                     RIG DESIGN                         REBUILT        DEPTH        LOCATION
-----------------------        -----------                       --------       -------       --------------------
U.S. GULF OF MEXICO(13)

JACKUPS(3)

Noble Eddie Paul               MLT Class 84-E.R.C. (T)           1976/1995      390'-IC       West Cameron 615

# Noble Lewis Dugger           Levingston Class 111-C (T)        1977/1997      300'-IC       Shipyard

# Noble Tom Jobe               MLT Class 82-SD-C (T) (Z)           1982         250'-IC       South Timbalier 177

SEMISUBMERSIBLES(7)

# Noble Paul Romano            Noble EVA 4000TM (T)              1981/1998      6,000'        MS - Signal shipyard

# Noble Jim Thompson           Noble EVA 4000TM (T)              1984/1999      6,000'        Garden Banks 341

# Noble Amos Runner            Noble EVA 4000TM (T)              1982/1999      6,600'        Garden Banks 303

# Noble Max Smith              Noble EVA 4000TM (T)              1980/1999      6,000'        Mississippi Canyon 722

# Noble Lorris Bouzigard       IPF Pentagone (T)                 1975/2003     4,000' **      Viosca Knoll 773

# Noble Therald Martin         IPF Pentagone (T)                 1977/2003      4,000'        Ewing Banks 948

# Noble Clyde Boudreaux        F&G 9500 Enhanced Pacesetter      1987/1999      10,000'       MS - Signal shipyard

SUBMERSIBLES(3)

# Noble Joe Alford             Pace 85                           1982/1997       85'-C        East Cameron 90

# Noble Lester Pettus          Pace 85                           1982/1997       85'-C        Mobile 862

# Noble Fri Rodli              Transworld                        1979/1998       70'-C        West Cameron 44


NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - January 18, 2005

                                                      ANTICIPATED
                                                       CONTRACT
       RIG                         OPERATOR           EXPIRATION        DAYRATE ($000)         COMMENTS
--------------------           -----------------      ------------      --------------        -------------------------------------
JACKUPS(3)

Noble Eddie Paul                    Apache              3/2005                *               Contract commenced 12/15/2004.

# Noble Lewis Dugger                                                                          Contract with Pemex expired
                                                                                              1/04/2005. Rig arrived in shipyard
                                                                                              1/12/2005. In shipyard for +/- 60
                                                                                              days for spud can repair, new crane,
                                                                                              installation of third pump and top
                                                                                              drive change out. Rig experienced 2
                                                                                              days of downtime in 4Q 2004.
                                                                                              Actively bidding in the Gulf of
                                                                                              Mexico. Anticipate receiving a bid
                                                                                              tender from Pemex in February for a
                                                                                              one year term to commence +/-
                                                                                              5/15/2005.

# Noble Tom Jobe                ChevronTexaco           3/2005              46-48             Contract commenced 12/15/2004.

SEMISUBMERSIBLES(7)

# Noble Paul Romano                Shipyard                                                   Rig entered shipyard for surveys and
                                                                                              repairs on 11/27/2004 through +/-
                                                                                              4/15/2005. After shipyard repairs,
                                                                                              90-day contract with Anadarko @
                                                                                              $135-136.

# Noble Jim Thompson                Shell               6/2005             109-111            Contract commenced 11/16/2004. Rig
                                                                                              experienced 5 days of downtime in 4Q
                                                                                              2004.

# Noble Amos Runner               Kerr-McGee            2/2005              89-91             Contract commenced on 11/16/2004
                                                                                              through +/- 2/01/2005. Then one
                                                                                              well, +/- 45-60 days @ $128-129.
                                                                                              Then 6 months at $152-153.

# Noble Max Smith                Amerada Hess           3/2005              88-90             Two well extension from Amerada
                                                                                              Hess, +/- 180 days @ $154-155 to
                                                                                              commence +/- 3/15/2005. First well
                                                                                              assigned to BHP.

# Noble Lorris Bouzigard         Stone Energy           1/2005              59-61             Next to Pogo for +/- 45 days @
                                                                                              $49-51. Then to Mariner on +/-
                                                                                              3/1/2005 for 2 wells, +/- 60 days @
                                                                                              $74-76, and 2 wells, +/- 90 days @
                                                                                              $79-81, plus two option wells at a
                                                                                              mutually agreed rate. Rig scheduled
                                                                                              to be down 5-7 days for inspection
                                                                                              in 2Q 2005. Rig experienced 4 days
                                                                                              of downtime in 4Q 2004.

# Noble Therald Martin               Pogo               2/2005              54-56             Contract commenced on 12/14/2004 for
                                                                                              +/- 45 days, plus option well at
                                                                                              mutually agreed rate. Then to
                                                                                              ChevronTexaco for 2 wells, +/- 70
                                                                                              days @ $67-72.

# Noble Clyde Boudreaux            Shipyard                                                   LOI from Shell for two-year contract
                                                                                              to commence after upgrade in 3Q
                                                                                              2006.

SUBMERSIBLES(3)

# Noble Joe Alford               ADTI/Callon            1/2005              40-42             Next to Forest Oil on +/- 2/01/2005
                                                                                              for +/- 80-days @ $41-43. Rig
                                                                                              scheduled to be down 5 days in
                                                                                              9/2005 for inspection.

# Noble Lester Pettus          Walter Oil & Gas         1/2005              29-31             Contract commenced on 9/26/2004 for
                                                                                              2 wells through +/- 1/29/2005. Then
                                                                                              to Petsec for +/- 90 days @ $32-34.
                                                                                              Rig scheduled to be down 7 days in
                                                                                              3/2005 for inspection.

# Noble Fri Rodli                   Unocal              2/2005              27-29             Contract commenced on 10/15/2004.
                                                                                              Next well with Unocal @ $38-40 on
                                                                                              +/- 2/15/2005.

----------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous report.
----------------------------------------------------------------------------------------------------------------------------------


                                                                        YEAR
                                                                       BUILT /          WATER
       RIG                     RIG DESIGN                              REBUILT          DEPTH            LOCATION
-----------------------        -----------                            --------         -------           --------------------
INTERNATIONAL(47)
MEXICO JACKUPS(7)

# Noble Gene Rosser             Levingston Class 111-C (T)             1977/1996       300'-IC           Bay of Campeche

Noble Sam Noble                 Levingston Class 111-C (T)                1982         300'-IC           Bay of Campeche

# Noble John Sandifer           Levingston Class 111-C (T)             1975/1995       300'-IC           Bay of Campeche

# Noble Johnnie Hoffman         BakMar BMC 300 IC (T) (Z)              1976/1993       300'-IC           Bay of Campeche

# Noble Leonard Jones           MLT Class 53-E.R.C. (T)                1972/1998       390'-IC           Bay of Campeche

Noble Earl Frederickson         MLT Class 82-SD-C (T) (Z)              1979/1999       250'-IC           Bay of Campeche

# Noble Bill Jennings           MLT Class 84-E.R.C. (T)                1975/1997       390'-IC           Bay of Campeche

BRAZIL SEMISUBMERSIBLE(1)

# Noble Paul Wolff              Noble EVA 4000TM (T)                   1981/1998      8,900'-DP          Brazil

BRAZIL DRILLSHIPS(3)

# Noble Leo Segerius            Gusto Engineering Pelican Class (T)    1981/2002      5,900'-DP          Brazil


Noble Muravlenko                Gusto Engineering Pelican Class (T)    1982/1997      4,000'-DP          Brazil

# Noble Roger Eason             Neddrill (T)                           1977/2004      7,200'-DP          Brazil



                                                    ANTICIPATED
                                                     CONTRACT
       RIG                       OPERATOR           EXPIRATION       DAYRATE ($000)   COMMENTS
--------------------           -----------------    ------------     --------------  -------------------------------------
MEXICO JACKUPS(7)

# Noble Gene Rosser               Pemex              6/2005          48-50           Anticipate 7-10 days of downtime in 1Q 2005
                                                                                     for spud can inspection. Contract has been
                                                                                     extended for 120 days @ $48-50.

Noble Sam Noble                   Pemex              9/2005          49-51           Anticipate 7-10 days of downtime in 1Q 2005
                                                                                     for inspection.

# Noble John Sandifer             Pemex              6/2005          49-51           Anticipate 7-10 days of downtime in 1Q 2005
                                                                                     for inspection.

# Noble Johnnie Hoffman           Pemex              7/2005          49-51           Anticipate 8-12 days of downtime in 2Q 2005.
                                                                                     Anticipate receiving a tender from Pemex in
                                                                                     January 2005 for a mid-July 2005 start for
                                                                                     +/- 730 days.

# Noble Leonard Jones             Pemex              6/2005          48-50           Anticipate 7-10 days of downtime in 1Q 2005
                                                                                     for inspection. Anticipate receiving a tender
                                                                                     from Pemex in February 2005 for a June 2005
                                                                                     start for +/- 460 days.

Noble Earl Frederickson           Pemex              8/2006          39-40

# Noble Bill Jennings             Pemex              7/2005          50-52           Anticipate 7-10 days of downtime in 3Q 2005
                                                                                     for inspection. Anticipate receiving a tender
                                                                                     from Pemex in February/March 2005 for July
                                                                                     2005.

BRAZIL SEMISUBMERSIBLE(1)

# Noble Paul Wolff              Petrobras            5/2005         138-140          Rig experienced 6 days of downtime in
                                                                                     November 2004. Rig scheduled to be in
                                                                                     shipyard for +/- 150 days commencing +/- June
                                                                                     2005 for periodic special survey.

BRAZIL DRILLSHIPS(3)

# Noble Leo Segerius            Petrobras            6/2006          93-95           Contract extended from 1/01/2005 through
                                                                                     6/2006 @ $93-95. Rig scheduled to be in
                                                                                     shipyard for periodic survey for +/- 30-45
                                                                                     days in 3Q 2005. Rig experienced 3 days of
                                                                                     downtime in 4Q 2004.

Noble Muravlenko                Petrobras            3/2005          71-73           Contract commenced on 10/08/2004 for 160
                                                                                     days. Rig experienced 5 days of downtime in
                                                                                     October 2004.

# Noble Roger Eason             Shipyard                                             Rig left drydock after repair and upgrade to
                                                                                     2200 meters on 12/28/2004. Next to Petrobras
                                                                                     on +/- 1/25/2005 for a 700-day contract @
                                                                                     $95-97.
----------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous report.
----------------------------------------------------------------------------------------------------------------------------------


                                                                      YEAR
                                                                     BUILT /           WATER
       RIG                  RIG DESIGN                               REBUILT           DEPTH           LOCATION
-----------------------     -----------                             --------          -------          --------------------
NORTH SEA JACKUPS(8)

Noble Al White              CFEM T-2005 C (T)                       1982/1997         360'-IC           Netherlands

Noble Byron Welliver        CFEM T-2005 C (T)                          1982           300'-IC           Denmark

# Noble Kolskaya            Gusto Engineering (T)                   1985/1997         330'-IC           Netherlands

Noble George Sauvageau      NAM (T)                                    1981           250'-IC           Netherlands

# Noble Ronald Hoope        MSC/CJ46 (T)                               1982           250'-IC           United Kingdom

Noble Piet van Ede          MSC/CJ46 (T)                               1982           250'-IC           Netherlands

# Noble Lynda Bossler       MSC/CJ46 (T) (Z)                           1982           250'-IC           Netherlands

# Noble Julie Robertson     Baker Marine Europe Class (T)           1981/2000       390'-IC***          United Kingdom

NORTH SEA
SEMISUBMERSIBLE(1)

Noble Ton van Langeveld     Offshore SCP III Mark 2 (T)             1979/2000         1,500'            United Kingdom

WEST AFRICA JACKUPS(6)

Noble Tommy Craighead       F&G L-780 MOD II-IC (T)                 1982/1990         300'-IC           Nigeria

# Noble Percy Johns         F&G L-780 MOD II-IC (T)                 1981/1995         300'-IC           Nigeria

# Noble Roy Butler          F&G L-780 MOD II-IC (T)                 1982/1996       300'-IC****         Nigeria

Noble Ed Noble              MLT Class 82-SD-C (T)                   1984/1990         250'-IC           Nigeria

# Noble Lloyd Noble         MLT Class 82-SD-C (T)                   1983/1990         250'-IC           Nigeria

Noble Don Walker            BakMar BMC 150 IC (T)                   1982/1992         150'-IC           Nigeria

WEST AFRICA
SEMISUBMERSIBLE(1)
Noble Homer Ferrington      F&G 9500 Enhanced Pacesetter (T)        1985/2000         6,000'            Nigeria


                                                    ANTICIPATED
                                                     CONTRACT
       RIG                         OPERATOR         EXPIRATION    DAYRATE ($000)    COMMENTS
--------------------           -----------------    ------------  --------------   -------------------------------------------
NORTH SEA JACKUPS(8)

Noble Al White                 Wintershall           7/2005        57-59           Contract from Wintershall for the 1Q 2005 @
                                                                                   $57-59, 2Q 2005 @ $58-60, plus options. Rig
                                                                                   anticipated to be down for +/- 21 days in 2Q
                                                                                   2005 for inspection and top drive
                                                                                   replacement.

Noble Byron Welliver             Maersk              9/2005        52-54           Rig anticipated to be down for +/- 5 days in
                                                                                   3Q 2005 for inspection.

# Noble Kolskaya               Wintershall           5/2005        57-59           Dayrate increased to $57-59 effective
                                                                                   10/01/2004. Rig anticipated to be down for
                                                                                   +/- 5 days in 2Q 2005 for top drive
                                                                                   inspection.

Noble George Sauvageau        Gas de Franz           11/2005       58-59           Anticipate +/- 5 days downtime in 2Q 2005 for
                                                                                   inspection.

# Noble Ronald Hoope        Tullow Oil & Gas         1/2005        53-55           Contract commenced on 10/21/2004 through +/-
                                                                                   2/01/2005. Then +/- 30 days in accommodation
                                                                                   mode @ $44-46. Then to Venture Production for a
                                                                                   nine month contract commencing +/- 3/01/2005 @
                                                                                   $62-64 plus option at mutually agreed rate.

Noble Piet van Ede            Gaz de Franz           11/2005       53-55           Anticipate +/- 5 days downtime in 3Q 2005 for
                                                                                   inspection.

# Noble Lynda Bossler          CH4 Energy            2/2005        51-53

# Noble Julie Robertson       Gaz de Franz           3/2005        54-56           Contract commenced 12/7/2004. Option well @
                                                                                   $56-58. Then to Caledonia EU Ltd. for +/- 60
                                                                                   days @ $64-66, plus two option wells @ $66-68.

NORTH SEA
SEMISUBMERSIBLE(1)

Noble Ton van Langeveld          Apache              2/2005        59-61           Contract commenced 12/14/2004. LOI from
                                                                                   Marathon for a +/- 2/15/2005 start for +/- 50
                                                                                   days @ $63-65. Then to Kerr-McGee on +/-
                                                                                   4/15/2005 for 6 months @ $84-86. Anticipate +/-
                                                                                   14 days downtime prior to the Marathon contract
                                                                                   for inspection and top drive replacement.

WEST AFRICA JACKUPS(6)

Noble Tommy Craighead             Addax              1/2006        47-49

# Noble Percy Johns            ExxonMobil            3/2006        50-52           Anticipate 7-10 days of downtime in 1Q 2005 for
                                                                                   installation of living quarters modules.

# Noble Roy Butler            ChevronTexaco          5/2006        51-53           Anticipate 5-7 days of downtime in 2Q 2005 for
                                                                                   spud can inspection.

Noble Ed Noble                 ExxonMobil            9/2006        46-48

# Noble Lloyd Noble           ChevronTexaco          5/2006        49-51           Anticipate 5-7 days of downtime in 2Q 2005 for
                                                                                   spud can inspection.

Noble Don Walker                MoniPulo             6/2005        48-49

WEST AFRICA
SEMISUBMERSIBLE(1)

Noble Homer Ferrington         ExxonMobil            6/2006       128-131

----------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous report.
----------------------------------------------------------------------------------------------------------------------------------



                                                                  YEAR
                                                                 BUILT /            WATER
       RIG                      RIG DESIGN                       REBUILT            DEPTH            LOCATION
-----------------------         -----------                     --------           -------           --------------------


ARABIAN GULF JACKUPS(14)

Noble Kenneth Delaney           F&G L-780 MOD II-IC (T)          1983/1998          300'-IC           UAE (Abu Dhabi)

# Noble George McLeod           F&G L-780 MOD II-IC (T)          1981/1995          300'-IC           Shipyard

# Noble Jimmy Puckett           F&G L-780 MOD II-IC (T)          1982/2002          300'-IC           Qatar

# Noble Crosco Panon            Levingston Class 111-C (T)       1976/2001          300'-IC           Qatar

Noble Gus Androes               Levingston Class 111-C (T)       1982/1996          300'-IC           UAE (Abu Dhabi)

Noble Chuck Syring              MLT Class 82-C (T)               1976/1996          250'-IC           Qatar

Noble Charles Copeland          MLT Class 82-SD-C (T)            1979/2001          250'-IC           Qatar

Noble Roy Rhodes                MLT 116-C (T)                       1979          300'-IC****         UAE (Dubai)

Noble Dhabi II                  Baker Marine-150 (T)                1982            150'-IC           UAE (Abu Dhabi)

# Noble Gene House              Modec 300-C (T)                     1981            300'-IC           Qatar

# Noble Dick Favor              BakMar BMC 150 IC (T)            1982/1993          150'-IC           UAE (Sharjah)

Noble Cees van Diemen           Modec 300-C (T)                     1981            300'-IC           Qatar

# Noble David Tinsley           Modec 300-C (T)                     1981            300'-IC           UAE (Sharjah)

# Noble Mark Burns              Levingston Class 111-S              1980         300' -IS*****        UAE (Dubai)



MEDITERRANEAN JACKUP (1)

# Noble Carl Norberg            MLT Class 82-C (T)               1976/1996          250'-IC           Croatia

INDIA JACKUPS (2)

Noble Ed Holt                   Levingston Class 111-C (T)       1981/1994          300'-IC           India

Noble Charlie Yester            MLT 116-C (T)                       1979            300'-IC           India



                                                      ANTICIPATED
                                                       CONTRACT
       RIG                         OPERATOR           EXPIRATION      DAYRATE ($000)    COMMENTS
--------------------           -----------------      ------------    --------------   -------------------------------------


ARABIAN GULF JACKUPS(14)

Noble Kenneth Delaney                NDC               5/2006          50-51           Rig scheduled to be in the shipyard for +/-
                                                                                       45 days in 2Q 2005.

# Noble George McLeod                NDC               6/2006                          Rig entered shipyard on 1/03/2005 and
                                                                                       anticipate being back on contract +/-
                                                                                       3/15/2005.

# Noble Jimmy Puckett              Ras Gas             4/2005          51-53           Rig scheduled to be in the shipyard for +/-
                                                                                       45 days in 2Q 2005. Received LOI from
                                                                                       RasGas for a 580-day contract to commence
                                                                                       +/- 5/2005 @$55-57.

# Noble Crosco Panon                Total              2/2005          44-46           Received contract from Total E&P for a 9
                                                                                       month term from 2/2005 @ $50-52.

Noble Gus Androes                 Total ABK            12/2005         53-55

Noble Chuck Syring              QatarGas III           9/2005          50-52

Noble Charles Copeland             Maersk              2/2005          51-53           One year extension from 2/2005 @ $52-54.
                                                                                       Rig scheduled to be in shipyard for +/- 14
                                                                                       days in 2Q 2005.

Noble Roy Rhodes                     DPC               1/2006          51-53

Noble Dhabi II                      ADOC               7/2006          39-40           Rig scheduled to be in the shipyard for +/-
                                                                                       45 days in 1Q 2005.

# Noble Gene House             Dolphin Energy          1/2007          59-60           Contract commenced 1/05/2005. Rig scheduled
                                                                                       to be in shipyard for +/- 14 days in 4Q
                                                                                       2005.

# Noble Dick Favor                Shipyard                                             Rig released on 12/8/2004. LOI from
                                                                                       Anadarko for a +/- 90-day program to
                                                                                       commence +/- 2/01/2005 @ $50-51

Noble Cees van Diemen              Ras Gas             2/2007          54-56

# Noble David Tinsley             Shipyard                                             Rig in shipyard for upgrade and
                                                                                       refurbishment. Received contract from Ras
                                                                                       Gas for 500-day term @ $54-56 scheduled to
                                                                                       commence +/- 2/15/2005.

# Noble Mark Burns                Shipyard                                             Rig arrived 1/15/2005. Incurred
                                                                                       mobilization cost of +/- $0.9 million in 4Q
                                                                                       2004 and will incur remaining +/- $2.7
                                                                                       million in 1Q 2005. Will commence upgrade
                                                                                       to 300' water depth, 65' cantilever reach
                                                                                       and 160 person quarters upon receipt of a
                                                                                       contract commitment from an operator.

MEDITERRANEAN JACKUP (1)

# Noble Carl Norberg               CROSCO              9/2005          29-30           Bareboat Charter to CROSCO. Six month
                                                                                       extension at a flat dayrate.

INDIA JACKUPS (2)

Noble Ed Holt                       ONGC               3/2006          48-49

Noble Charlie Yester                ONGC               12/2006         50-51           Rig scheduled for +/- 14 days downtime in
                                                                                       1Q 2005.

----------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous report.
----------------------------------------------------------------------------------------------------------------------------------



                                                                   YEAR
                                                                  BUILT /         WATER
       RIG                     RIG DESIGN                         REBUILT         DEPTH             LOCATION
-----------------------        -----------                       --------        -------            --------------------
FAR EAST
SEMISUBMERSIBLES(3)

Noble Dave Beard               F&G 9500 Enhanced Pacesetter        1986           10,000'           Dalian, China

Bingo 9000 - Rig 3             Trosvik Bingo 9000                  1999       10,000' ******        Dalian, China

Bingo 9000 - Rig 4             Trosvik Bingo 9000                  1999       10,000' ******        Dalian, China





                                                      ANTICIPATED
                                                       CONTRACT
       RIG                         OPERATOR           EXPIRATION        DAYRATE ($000)         COMMENTS
--------------------           -----------------      ------------      --------------        -------------------------------------

FAR EAST
SEMISUBMERSIBLES(3)

Noble Dave Beard                  Shipyard

Bingo 9000 - Rig 3                Shipyard                                                     Baredeck hull.

Bingo 9000 - Rig 4                Shipyard                                                     Baredeck hull.

----------------------------------------------------------------------------------------------------------------------------------

(#) Denotes change from previous report.

(T) Denotes Top Drive.

(Z) Denotes Zero Discharge.

(*) Terms of contract confidential per agreement with operator.

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser.

(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****) The rig is currently equipped to operate in 230' of water. Anticipate fabricating leg extensions to enable the rig to operate in up to 300' of water.

(******) Baredeck hull constructed as capable to operate in 10,000' of water.


5